                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED OCTOBER 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks long-term growth of capital and current income primarily from foreign equity securities.

KEMPER
INTERNATIONAL
GROWTH AND INCOME FUND

                "... In an attempt to try to protect shareholder
              value, we began trimming our positions in financial
                holdings ahead of the correction that took place
                              in late summer ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
GEOGRAPHIC COMPOSITION
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
14
REPORT OF
INDEPENDENT AUDITORS
15
FINANCIAL STATEMENTS
17
NOTES TO
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND
INCOME FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE TEN-MONTH PERIOD ENDED OCTOBER 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                          3.31
CLASS B                                                          2.64
CLASS C                                                          2.65
LIPPER INTERNATIONAL CATEGORY AVERAGE*                           4.11
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

-------------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------------
                                                                   AS OF      AS OF
                                                                  10/31/98   12/31/97
-------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL
    GROWTH AND INCOME FUND
    CLASS A                                                        $9.73      $9.50
-------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL
    GROWTH AND INCOME FUND
    CLASS B                                                        $9.71      $9.50
-------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL
    GROWTH AND INCOME FUND
    CLASS C                                                        $9.71      $9.50
-------------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Data provided by Morningstar, Inc., Chicago, IL (312) 696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS SINCE INCEPTION 12/31/97. MORNINGSTAR HAS PLACED KEMPER INTERNATIONAL GROWTH AND INCOME FUND IN THE FOREIGN STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES, PRICE-TO-EARNINGS AND PRICE-TO-BOOK RATIOS RELATIVE TO THE S&P 500, AS WELL AS THE SIZE OF THE COMPANIES IN WHICH IT INVESTS, OR MEDIAN MARKET CAPITALIZATION.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (Shares X Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

VOLATILITY The tendency of a security, commodity, or market to rise and fall in price over time. Volatility is inherent in almost all investments but differs in degree from investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, stocks can be very volatile.

SOURCES: SCUDDER KEMPER INVESTMENTS, INC.; BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.



DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1998 comes to a close. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1100-point range, up nearly 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  Although there was no good news to be garnered from the sensationalized presidential scandal, as the shock of Kenneth Starr's report wore off, the nation seemed to refocus its attention on other matters. In this sense, another veil of despair was lifted.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence has remained fairly high, although not quite as high as last year. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of between 2.5 percent and 3.5 percent for the second half of 1998 and is anticipated to hover around 2 percent for the first half of 1999. The consumer price index (CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                                  [BAR GRAPH]

                                  NOV 98          6 MONTHS AGO       1 YEAR AGO        2 YEARS AGO
10-YEAR TREASURY RATE(1)*          4.53               5.64               6.03              6.53
PRIME RATE(2)*                     8.12               8.50               8.50              8.25
INFLATION RATE(3)*                 1.49               1.50               2.08              2.99
THE U.S. DOLLAR(4)                 0.83               6.86               9.65              3.46
CAPITAL GOODS ORDERS(5)*           2.51               7.47              10.64              9.19
INDUSTRIAL PRODUCTION(5)*          2.12               4.97               6.72              4.93
EMPLOYMENT GROWTH(6)               2.28               2.65               2.70              2.33

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF OCTOBER 31, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

  If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief as 1998 comes to an end -- but get ready for 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. The threat of impeachment, new acts of terrorism or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

  I would like to take this opportunity to thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.



Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
MANAGING DIRECTOR
SCUDDER KEMPER INVESTMENTS, INC

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF DECEMBER 2, 1998, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

PERFORMANCE UPDATE

[REILLY PHOTO]

SHERIDAN REILLY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP AND LEAD PORTFOLIO MANAGER OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND. HE HAS 11 YEARS OF INVESTMENT EXPERIENCE. REILLY RECEIVED A B.A. DEGREE FROM ST. JOHN'S UNIVERSITY AND AN M.A. DEGREE FROM GREGORIAN UNIVERSITY, ROME. HE IS A MEMBER OF THE INTERNATIONAL ASSOCIATION OF FINANCIAL ANALYSTS AND THE AMERICAN MATHEMATICS ASSOCIATION.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE 10-MONTH PERIOD ENDED OCTOBER 31, SAW THE ECONOMIC CRISIS THAT BEGAN IN ASIA SPREAD TO THE REST OF THE DEVELOPING WORLD CAUSING SIGNIFICANT DISRUPTION IN THE MATURE MARKETS AS WELL. IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER SHERIDAN REILLY DISCUSSES KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S STRATEGY AND THE VOLATILE MARKET ENVIRONMENT.

Q     WHAT CAUSED THE DRAMATIC VOLATILITY WE SAW IN WORLD MARKETS?

A     The period consisted of several different phases. The first occurred from
March until mid-July, when the markets of the developed world were in the midst of a dramatic rise and Europe in particular was benefiting from a number of positive factors. Investor optimism was strong as interest rates continued to fall, the move to the common currency approached its final stages, and the European governments exhibited an ongoing commitment to fiscal and monetary discipline. In the second phase from mid-July through August, all of these factors remained in place, but external forces, namely the Russian debt crisis and the subsequent turmoil in the emerging markets, pummeled equities. As a result, both the fund and our benchmark index gave up almost all of their gains for the year in a very short time frame.
  In September, overseas markets continued to spiral downward with European equities taking the worst hits in the global selloff for two reasons. First, in the previous two quarters stocks had benefited from a huge rally that left them vulnerable to negative surprises. Second, the European banking system had large exposure to the Russian debt crisis in the form of significant outstanding loans. In the panic that followed news of the Russian default, stocks were sold indiscriminately with little regard for fundamentals. October then saw an important upswing as investors became a little more discriminating.

Q     HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK, THE MSCI EAFE + CANADA
INDEX*?

A     The fund had a total return of 3.31 percent (Class A shares, unadjusted for any sales charge), compared to a 9.12 percent return for the index for the same period. This gap can be directly attributed to poor performance of value stocks. During the European market selloffs, value stocks, which traditionally have strong relative performance in down markets, actually underperformed their growth-oriented counterparts. Positive bounces late in the period in markets that had suffered the most during the summer declines were also a factor in our underperformance. We have been largely underweight in these markets for quite some time but this hurt us when these regions bounced. Fundamentally, areas such as Asia and Russia still have a long way to go.

      In an attempt to try to protect shareholder value, we began trimming our positions in financial holdings ahead of the correction that took place in late summer and reduced our exposure to those financial institutions with exposure to Russia.

* MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + CANADA INDEX, IS GENERALLY REPRESENTATIVE OF CANADIAN, EUROPE, ASIAN AND FAR EAST INTERNATIONAL MARKETS.

PERFORMANCE UPDATE

Q      HOW DO YOU SELECT STOCKS FOR THE FUND?

A      The objective of the fund is to achieve long-term capital growth and current income through investment in dividend-paying stocks listed on foreign exchanges. To this end, we look for established, well-managed companies in mature overseas markets.

       The primary threshold we use in stock selection is to find companies that have high yields relative to their domestic equity market. We attempt to unearth value by screening for companies that have a yield at least 25 percent higher than the median of their market. Conversely, we consider SELLING those holdings that have appreciated to the point where they have a yield 25 percent LOWER than that of their market.

Q      ONCE YOU HAVE NARROWED THE INVESTMENT UNIVERSE BASED ON RELATIVE YIELD,
WHAT IS YOUR NEXT STEP?

A      The second step of the selection process involves a rigorous fundamental analysis of the equities that have met our criteria. Each individual company's financial strength, projected profitability, competitive positioning and management ability is reviewed to further discern which of the available companies has the strongest long-term growth potential.

       The third step in our selection process is rigorous sector and country diversification. We pursue sector diversification in order to reduce the investment risk associated with interest rates and economic growth in the countries where we invest. Similarly, we seek to minimize currency risk and political risk by diversifying among a number of different countries. The ultimate goal of this intensive process is to provide superior risk-adjusted returns over the long term.

Q      PLEASE TELL US ABOUT ANY SPECIFIC COMPANIES THAT DEMONSTRATE THE FUND'S
INVESTMENT APPROACH.

A      Telecom Italia is one of many telecommunications stocks currently held by the fund. This is one of our favorite stocks in an industry where strong top line revenue is being generated by new products and technologies. When combined with the restructuring that continues to take place as formerly state-owned companies such as this one adjust to the marketplace, there exists a catalyst for excellent earnings potential. Telecom Italia fits nicely with this theme in that the company holds a dominant position in its home market, it has had huge success with its new products, and it has plenty of cost-cutting potential still ahead.

       Metro, a German retailer, serves as another excellent example of our investment style. In addition to fulfilling our basic requirements of being a high-yielding, modestly-valued company, it possesses an outstanding fundamental story. As a leading retailer in Europe, it is at the forefront of the restructuring and consolidation that is taking place in retailing. As a result, Metro stands to prosper even in a moderate consumer environment, generating growth through acquisitions and cost cutting.

Q      WHAT IS YOUR OUTLOOK FOR INTERNATIONAL EQUITIES?

A      We think that the global equity markets will be volatile due to the continued instability in the developing world. Though the fund invests primarily in stocks from mature markets, the fluctuations in recent months have shown that even relatively conservative holdings can be affected by negative events in the emerging markets. While these problems may not be resolved quickly, the recent market turmoil presents new opportunities for us to capitalize on longer-term themes such as the economic integration in continental Europe.

       Despite the recent underperformance of the value sector, we still believe in the proven long-term benefit of investing in modestly valued stocks with high relative dividends. Looking ahead, we plan to reduce our cash position by taking advantage of new opportunities in undervalued sectors that have healthy businesses and recurring cash flow, such as food companies and telecommunications companies.

       We are confident in the long-term value of our approach, and believe that the fund can be an appropriate choice for investors who wish to add a relatively conservative international investment to their portfolios, or who are seeking diversification and balance for other, more aggressive international investments.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED OCTOBER 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                  LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS A               -2.54%      (since 12/31/97)
--------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS B               -1.36       (since 12/31/97)
--------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS C                1.65       (since 12/31/97)
--------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 12/31/97 to 10/31/98
--------------------------------------------------------------------------------

                                                               KEMPER INTERNATIONAL GROWTH AND
                                                                     INCOME FUND CLASS A(1)         MSCI EAFE + CANADA INDEX+
                                                               -------------------------------      -------------------------
12/31/97                                                                  10000.00                           10000.00
3/31/98                                                                   10764.00                           11479.00
                                                                          11127.00                           11576.00
                                                                           9286.00                            9881.00
10/31/98                                                                   9746.00                           10913.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 12/31/97 to 10/31/98
--------------------------------------------------------------------------------

                                                               KEMPER INTERNATIONAL GROWTH AND
                                                                    INCOME FUND CLASS B(1)          MSCI EAFE + CANADA INDEX+
                                                               -------------------------------      -------------------------
12/31/97                                                                  10000.00                           10000.00
3/31/98                                                                   11389.50                           11479.00
                                                                          11754.10                           11576.00
                                                                           9788.00                            9881.00
10/31/98                                                                   9863.70                           10913.00

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 12/31/97 to 10/31/98
--------------------------------------------------------------------------------

                                                               KEMPER INTERNATIONAL GROWTH AND
                                                                    INCOME FUND CLASS C(1)          MSCI EAFE + CANADA INDEX+
                                                               -------------------------------      -------------------------
12/31/97                                                                  10000.00                           10000.00
3/31/98                                                                   11389.00                           11479.00
                                                                          11756.00                           11576.00
                                                                           9790.00                            9881.00
10/31/98                                                                  10265.00                           10913.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS OVER THE PERIODS SPECIFIED, ASSUMING REINVESTMENT OF DIVIDENDS AND, WHERE INDICATED, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE. THE MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) IS 4%. CLASS C SHARES HAVE NO SALES CHARGE ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE YEAR OF PURCHASE MAY BE SUBJECT TO A CDSC OF 1%. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1) PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER INTERNATIONAL GROWTH AND INCOME FUND TO THE MSCI EAFE + CANADA INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX.

+ MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + CANADA INDEX IS GENERALLY REPRESENTATIVE OF CANADIAN, EUROPE, ASIAN AND FAR EAST INTERNATIONAL MARKETS.

GEOGRAPHIC COMPOSITION

GEOGRAPHIC COMPOSITION OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND*

Based on total investments as of October 31, 1998

                                  [BAR GRAPH]



UNITED KINGDOM                                                                   15.60%
UNITED STATES                                                                    12.50%
GERMANY                                                                          12.30%
FRANCE                                                                           12.00%
NETHERLANDS                                                                       6.10%
JAPAN                                                                             5.90%
SPAIN                                                                             5.00%
SWEDEN                                                                            4.70%
ITALY                                                                             4.60%
SWITZERLAND                                                                       4.30%
CANADA                                                                            4.20%
FINLAND                                                                           3.60%
IRELAND                                                                           2.60%
AUSTRALIA                                                                         2.40%
NORWAY                                                                            1.50%
HONG KONG                                                                         1.40%
BELGIUM                                                                           1.30%

*   PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S TOP 20 HOLDINGS*
REPRESENTING 53.7 PERCENT OF THE FUND'S EQUITY HOLDINGS ON OCTOBER 31,1998

---------------------------------------------------------------------------------------------------------
HOLDING                                                             COUNTRY                      PERCENT
---------------------------------------------------------------------------------------------------------
1.          METRO                                                  Germany                           3.1%

2.          RWE                                                    Germany                           3.0%

3.          AUTOPISTAS DEL MARE NOSTRUM                            Spain                             3.0%

4.          SCOR                                                   France                            2.9%

5.          DEXIA FRANCE                                           France                            2.9%

6.          BCE                                                    Canada                            2.9%

7.          SOCIETE NATIONALE ELF AQUITAINE                        France                            2.9%

8.          ALLIED IRISH BANK                                      Ireland                           2.8%

9.          OM GRUPPEN                                             Sweden                            2.7%

10.         NIPPON MEAT PACKERS                                    Japan                             2.6%

11.         SIKA FINANZ                                            Switzerland                       2.6%

12.         COMMONWEALTH BANK OF AUSTRALIA                         Australia                         2.6%

13.         IBERDROLA                                              Spain                             2.5%

14.         HOCHTIEF                                               Germany                           2.5%

15.         TELECOM ITALIA                                         Italy                             2.5%

16.         ACCOR                                                  France                            2.5%

17.         BAYER                                                  Germany                           2.5%

18.         LA RINASCENTE SPA DI RISPARMIO                         Italy                             2.4%

19.         NINTENDO                                               Japan                             2.4%

20.         BRITISH TELECOM                                        United Kingdom                    2.4%


*  Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1998

-------------------------------------------------------------------------------------------------------------------------
                                                                                   PRINCIPAL AMOUNT($) OR      MARKET
        SHORT TERM INVESTMENTS--12.5%                                                 NUMBER OF SHARES         VALUE($)
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                Federal National Mortgage
                                               Association, Discount Note, 5.45%, 11/2/98
                                             (Cost $570,914)                              571,000             570,914
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--1.3%
-------------------------------------------------------------------------------------------------------------------------
BELGIUM                                (a)(b)Lernout & Hauspie Speech
                                               Products N.V.
                                               (DEVELOPER OF ADVANCED SPEECH
                                                TECHNOLOGIES)
                                             (Cost $82,713)                                 1,700 shs.         60,775
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--86.2%
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.4%                              Commonwealth Bank of Australia
                                               (BANK)                                       8,645             107,468
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
CANADA--4.2%                                 BCE, Inc.
                                               (TELECOMMUNICATION SERVICES)                 3,600             122,022
                                             Hudson's Bay Co.
                                               (OPERATOR OF RETAIL DEPARTMENT)              5,600              71,497
                                             ----------------------------------------------------------------------------
                                                                                                              193,519
-------------------------------------------------------------------------------------------------------------------------
FINLAND--3.6%                                Merita Ltd. "B"
                                               (FINANCIAL SERVICES GROUP)                  16,400              86,273
                                             Metsa-Serla Oy "B"
                                               (MANUFACTURER OF PAPERS,
                                               CORRUGATED AND PAPER BOARD, SOFT
                                               AND HARDWOOD PULP)                          10,400              78,658
                                             ----------------------------------------------------------------------------
                                                                                                              164,931
-------------------------------------------------------------------------------------------------------------------------
FRANCE--12.0%                                Accor S.A.
                                               (CATERING, HOTELS, TRAVEL
                                               SERVICES)                                      501             105,222
                                             Dexia France
                                               (MUNICIPAL AND LOCAL DEVELOPMENT
                                               FINANCING)                                     830             122,338
                                             Scor S.A.
                                               (PROPERTY, CASUALTY AND LIFE
                                               REINSURANCE COMPANY)                         2,151             123,335
                                             Societe Nationale Elf Aquitaine
                                               (PETROLEUM COMPANY)                          1,047             121,159
                                             Sommer-Allibert
                                               (MANUFACTURER OF PLASTIC PRODUCTS
                                               FOR AUTOMOTIVE INDUSTRY)                     2,680              77,123
                                             ----------------------------------------------------------------------------
                                                                                                              549,177
-------------------------------------------------------------------------------------------------------------------------
GERMANY--12.3%                               Bayer AG
                                               (LEADING CHEMICAL PRODUCER)                  2,563             104,129
                                             Dyckerhoff AG
                                               (PRODUCER OF CEMENT, READY-MIXED
                                               CONCRETE AND FINISHING PRODUCTS)               311              95,750
                                             Hochtief AG
                                               (CONSTRUCTION AND CIVIL
                                               ENGINEERING SERVICES)                        2,895             105,734

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                      NUMBER OF SHARES          VALUE($)
--------------------------------------------------------------------------------------------------------------------------
                                             Metro AG
                                               (OPERATOR OF BUILDING, CLOTHING
                                               AND FOOD STORES AND SUPERMARKETS)            3,260             128,904
                                             RWE AG
                                               (PRODUCER AND MARKETER OF
                                               PETROLEUM AND CHEMICAL PRODUCTS)             2,340             126,853
                                             ----------------------------------------------------------------------------
                                                                                                              561,370
-------------------------------------------------------------------------------------------------------------------------
HONG KONG--1.4%                              HSBC Holdings Ltd.
                                               (BANK)                                       2,800              64,171
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
IRELAND--2.6%                                Allied Irish Bank PLC
                                               (BANK)                                       8,160             117,853
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
ITALY--4.6%                                  La Rinascente SpA di Risparmio
                                               (DEPARTMENT STORE CHAIN)                    22,700             102,700
                                             Telecom Italia SpA
                                               (TELECOMMUNICATIONS, ELECTRONICS
                                               AND NETWORK CONSTRUCTION)                   20,900             105,332
                                             ----------------------------------------------------------------------------
                                                                                                              208,032
-------------------------------------------------------------------------------------------------------------------------
JAPAN--5.9%                                  East Japan Railway Co.
                                               (RAILROAD OPERATOR)                              8              47,491
                                             Nintendo Co., Ltd.
                                               (GAME EQUIPMENT MANUFACTURER)                1,200             101,650
                                             Nippon Meat Packers, Inc.
                                               (LEADING MEAT PROCESSOR)                     8,000             111,409
                                             Nippon Telegraph & Telephone Corp.
                                               (LEADING TELECOMMUNICATIONS
                                               COMPANY)                                         1               7,835
                                             ----------------------------------------------------------------------------
                                                                                                              268,385
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS--6.1%                            KLM Royal Dutch Air Lines NV
                                               (WORLD-WIDE FULL SERVICE AIRLINE)            2,410              72,753
                                             Koninklijke KPN NV
                                               (PROVIDER OF TELECOMMUNICATIONS
                                               SERVICES)                                    1,850              71,889
                                             Koninklijke Nedlloyd Groep NV
                                               (CONTAINER SHIPPING AND
                                               TRANSPORTATION)                              4,870              65,166
                                             Royal Dutch Petroleum Co.
                                               (OWNER OF 60% OF ROYAL DUTCH/SHELL
                                               GROUP)                                       1,480              71,453
                                             ----------------------------------------------------------------------------
                                                                                                              281,261
-------------------------------------------------------------------------------------------------------------------------
NORWAY--1.5%                                 Christiania Bank og Kreditkasse
                                               (COMMERCIAL BANK)                           20,000              70,340
                                             ----------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
SPAIN--5.0%                                  Autopistas del Mare Nostrum S.A.
                                               (BUILDER AND OPERATOR OF TOLL
                                               MOTORWAYS)                                   4,950             124,224
                                             Iberdrola SA
                                               (ELECTRIC UTILITY)                           6,560             105,949
                                             ----------------------------------------------------------------------------
                                                                                                              230,173

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                       NUMBER OF SHARES         VALUE($)
--------------------------------------------------------------------------------------------------------------------------
SWEDEN--4.7%                                 AssiDoman AB
                                               (FORESTRY GROUP)                             2,500              47,449
                                             OM Gruppen AB
                                               (OPERATOR OF EXCHANGES AND
                                               CLEARING ORGANIZATIONS FOR
                                               OPTIONS, FUTURES AND STOCK LOANS)            7,510             114,608
                                             Svedala Industri AB
                                               (MANUFACTURER OF MACHINERY FOR
                                               CONSTRUCTION, MINERAL PROCESSING
                                               AND MATERIALS HANDLING)                      3,257              51,375
                                             ----------------------------------------------------------------------------
                                                                                                              213,432
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND--4.3%                            Georg Fischer AG
                                               (MANUFACTURER OF AUTOMOTIVE
                                               PRODUCTS AND PIPING SYSTEMS)                   263              90,616
                                             Sika Finanz AG
                                               (MANUFACTURER OF WATER MANAGEMENT
                                               PRODUCTS AND SYSTEMS)                        1,825             107,717
                                             ----------------------------------------------------------------------------
                                                                                                              198,333
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--15.6%                        Bank of Scotland
                                               (BANK)                                          55                 598
                                             British Airways PLC
                                               (PROVIDER OF PASSENGER AND CARGO
                                               AIRLINE SERVICES)                           13,015              94,551
                                             British Telecom PLC
                                               (TELECOMMUNICATION SERVICES)                 7,819             101,041
                                             Dorling Kindersley Holdings PLC
                                               (BOOK PUBLISHER)                            19,370              78,789
                                             EMI Group PLC
                                               (MUSIC RECORDING AND RETAILING
                                               COMPANY)                                    13,697              81,220
                                             Laporte PLC
                                               (PRODUCER OF SPECIALTY CHEMICALS)            8,689              82,031
                                             Man (ED&F) Group PLC
                                               (COMMODITIES TRADING COMPANY)                9,220              51,007
                                             Royal & Sun Alliance Insurance Group
                                               PLC
                                               (MULTI-LINE INSURANCE HOLDING
                                               COMPANY)                                     9,694              88,761
                                             Tomkins PLC
                                               (MANUFACTURER OF FLUID CONTROLS,
                                               INDUSTRIAL PRODUCTS, GARDEN AND
                                               LEISURE PRODUCTS)                           13,660              63,223
                                             Transport Development Group PLC
                                               (DISTRIBUTION, STORAGE AND
                                               TRANSPORT SERVICES)                         18,690              73,520
                                             ----------------------------------------------------------------------------
                                                                                                              714,741
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $4,160,685)                                              3,943,186
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $4,814,312)                                              4,574,875
                                             ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

(a)  Non-income producing security.

(b) Restricted security -- security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fair value of this restricted security at October 31, 1998, amounted to $60,775, which represents 1.42% of net assets. Information concerning this restricted security at October 31, 1998 is as follows:

                                SECURITY                              ACQUISITION DATE    COST($)
      ------------------------------------------------------------------------------------------------------------------------------
      Lernount & Hauspie Speech Products, N.V.                            5/20/98         82,713
      ------------------------------------------------------------------------------------------------------------------------------

At October 31, 1998, outstanding written call options were as follows:

                                                                               NUMBER OF                     MARKET
                                                            EXPIRATION DATE     SHARES      STRIKE PRICE    VALUE ($)
                                                            ---------------    ---------    ------------    ---------
      Bayer AG                                              March 19, 1999       1,925         75 DEM         4,369
      RWE AG                                                March 19, 1999       2,060         90 DEM        11,491
      Royal Dutch Petroleum Co.                             April 16, 1999       1,000        105 NLG         2,248
                                                                                                             ------
      Total outstanding written options
        (premiums received $16,461)                                                                          18,108
                                                                                                             ======

Based on the cost of investments of $4,815,949 for federal income tax purposes at October 31, 1998, the gross unrealized appreciation was $119,642, the gross unrealized depreciation was $360,716 and the net unrealized depreciation on investments was $241,074.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER INTERNATIONAL GROWTH AND INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Growth And Income Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Growth And Income Fund of Kemper Global/International Series, Inc. at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts
                                          December 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $4,814,312)                                               $4,574,875
--------------------------------------------------------------------------
Cash                                                                   809
--------------------------------------------------------------------------
Foreign currency, at value
(Cost $23,265)                                                      23,052
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 145,031
--------------------------------------------------------------------------
  Fund shares sold                                                   5,538
--------------------------------------------------------------------------
  Dividends                                                          3,663
--------------------------------------------------------------------------
  Foreign taxes                                                      2,638
--------------------------------------------------------------------------
  Reimbursement from Adviser                                       129,424
--------------------------------------------------------------------------
Deferred organization expense                                       12,495
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,897,525
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------

Written options, at value (premiums received $16,461)               18,108
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                            455,463
--------------------------------------------------------------------------
  Fund shares redeemed                                               8,766
--------------------------------------------------------------------------
  Other payables and accrued expenses                              144,209
--------------------------------------------------------------------------
    Total liabilities                                              626,546
--------------------------------------------------------------------------
NET ASSETS                                                      $4,270,979
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $4,658,318
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (149,782)
--------------------------------------------------------------------------
Net unrealized depreciation on:
  Investments                                                     (239,437)
--------------------------------------------------------------------------
  Options                                                           (1,647)
--------------------------------------------------------------------------
  Foreign currency related transactions                               (164)
--------------------------------------------------------------------------
Undistributed net investment income                                  3,691
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $4,270,979
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,081,466 / 213,842 shares outstanding)                         $ 9.73
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.32
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,714,250 / 176,555 shares outstanding)                         $ 9.71
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($475,263 / 48,938 shares outstanding)                            $ 9.71
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------
 NET INVESTMENT INCOME
--------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $3,592)             $   45,962
--------------------------------------------------------------------------
Interest                                                            15,340
--------------------------------------------------------------------------
    Total investment income                                         61,302
--------------------------------------------------------------------------
Expenses:
  Management fee                                                    18,218
--------------------------------------------------------------------------
  Distribution services fee                                          5,936
--------------------------------------------------------------------------
  Administrative services fee                                        4,555
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       193,373
--------------------------------------------------------------------------
  Professional fees                                                 27,500
--------------------------------------------------------------------------
  Reports to shareholders                                            5,158
--------------------------------------------------------------------------
  Registration fees                                                  1,306
--------------------------------------------------------------------------
  Amortization of organization expenses                              2,505
--------------------------------------------------------------------------
  Directors' fees and other                                          1,900
--------------------------------------------------------------------------
    Total expenses before expense waiver                           260,451
--------------------------------------------------------------------------
Less expenses waived and absorbed by adviser                      (220,353)
--------------------------------------------------------------------------
    Total expenses after expense waiver                             40,098
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                               21,204
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
--------------------------------------------------------------------------

Net realized loss from:
  Investments                                                     (149,766)
--------------------------------------------------------------------------
  Foreign currency related transactions                             (1,584)
--------------------------------------------------------------------------
                                                                  (151,350)
--------------------------------------------------------------------------
Change in net unrealized depreciation on:
  Investments                                                     (239,437)
--------------------------------------------------------------------------
  Options                                                           (1,647)
--------------------------------------------------------------------------
  Foreign currency related transactions                               (164)
--------------------------------------------------------------------------
                                                                  (241,248)
--------------------------------------------------------------------------
Net loss on investments                                           (392,598)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ (371,394)
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------
  Net investment income                                            $   21,204
-----------------------------------------------------------------------------
  Net realized loss                                                  (151,350)
-----------------------------------------------------------------------------
  Change in net unrealized depreciation                              (241,248)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (371,394)
-----------------------------------------------------------------------------
Distribution from net investment income                               (15,945)
-----------------------------------------------------------------------------
Net increase from capital share transactions                        4,638,318
-----------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        4,250,979
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------

Beginning of period                                                    20,000
-----------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $3,691)                                                         $4,270,979
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper International Growth And Income Fund (the fund) is a diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The fund commenced operations on December 31, 1997. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign

NOTES TO FINANCIAL STATEMENTS

                             currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $148,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire in the period ended 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.00% of average daily net assets. However, the fund incurred no management fee for the period ended
                             October 31, 1998, after an expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $220,353 for the period ended October 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with

NOTES TO FINANCIAL STATEMENTS

                             B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Directors of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved of the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                   COMMISSIONS     COMMISSIONS ALLOWED
                                                                 RETAINED BY KDI     BY KDI TO FIRMS
                                                                 ---------------   -------------------
                             Period ended October 31, 1998           $1,636               46,649

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The fund incurred no distribution fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                       COMMISSIONS AND
                                                                    CDSC RECEIVED   DISTRIBUTION FEES PAID
                                                                       BY KDI          BY KDI TO FIRMS
                                                                    -------------   ----------------------
                             Period ended October 31, 1998              $160                47,090

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the period ended October 31, 1998, after an expense waiver by Scudder Kemper. During the period ended October 31, 1998, KDI paid fees of $4,617 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $11,672 for the period ended October 31, 1998, $5,170 of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1998, after a waiver of $43,910 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1998, the fund made no payments to its officers and incurred directors' fees of $1,500 to independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended October 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $5,945,430

                             Proceeds from sales                       1,552,266

                             Transactions in written options for the period ended October 31, 1998 were:

                                                                                             PREMIUMS
                                                                                   SHARES    RECEIVED
                                                                                   ------    --------
                             Options outstanding at December 31, 1997
                               (commencement of operations)                           --          --
                             Written:
                             Bayer AG                                              1,925     $ 5,818
                             RWE AG                                                2,060       7,481
                             Royal Dutch Petroleum Co.                             1,000       3,162
                                                                                             -------
                             Outstanding at October 31, 1998                                 $16,461
                                                                                             =======

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS
                             The following table summarizes the activity in capital shares of the fund:

                                                                                  PERIOD ENDED
                                                                               OCTOBER 31, 1998
                                                                          -----------------------------
                                                                          SHARES               AMOUNT
                             --------------------------------------------------------------------------
                             SHARES SOLD
                             --------------------------------------------------------------------------
                               Class A                                    226,411            $2,362,397
                             --------------------------------------------------------------------------
                               Class B                                    184,498             1,985,454
                             --------------------------------------------------------------------------
                               Class C                                     65,361               687,745
                             --------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             --------------------------------------------------------------------------
                               Class A                                      1,039                11,397
                             --------------------------------------------------------------------------
                               Class B                                        314                 3,449
                             --------------------------------------------------------------------------
                               Class C                                         58                   642
                             --------------------------------------------------------------------------
                               SHARES REDEEMED
                             --------------------------------------------------------------------------
                               Class A                                    (14,309)             (146,012)
                             --------------------------------------------------------------------------
                               Class B                                     (8,959)              (92,920)
                             --------------------------------------------------------------------------
                               Class C                                    (17,183)             (173,834)
                             --------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS                                    $4,638,318
                             --------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For the period from December 31, 1997 (commencement of operations) to October 31, 1998

                                                             -----------------------------------------------
                                                               CLASS A         CLASS B           CLASS C
                                                             -----------------------------------------------
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.50            9.50             9.50
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            .13             .04              .05
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                 .20             .22              .21
------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .33             .26              .26
------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                       .10             .05              .05
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.73            9.71             9.71
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                     3.31%           2.64             2.65
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses absorbed by the fund                                     1.81%           2.69             2.66
------------------------------------------------------------------------------------------------------------
Net investment income                                             1.54%            .66              .69
------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------
Expenses                                                         13.58%          15.21            15.18
------------------------------------------------------------------------------------------------------------
Net investment loss                                             (10.23)%        (11.86)          (11.83)
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                                   $4,270,979
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                 97%
------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

NOTES

DIRECTORS AND OFFICERS

DIRECTORS                         OFFICERS

DANIEL PIERCE                     MARK S. CASADY             ANN M. MCCREARY
Chairman and Director             President                  Vice President

JAMES E. AKINS                    PHILIP J. COLLORA          SHERIDAN P. REILLY
Director                          Vice President and         Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                         M. ISABEL SALTZMAN
Director                          JOHN R. HEBBLE             Vice President
                                  Treasurer
FREDERICK T. KELSEY                                          LINDA J. WONDRACK
Director                          JOYCE E. CORNELL           Vice President
                                  Vice President
KATHRYN L. QUIRK                                             MAUREEN E. KANE
Director and Vice President       DIEGO ESPINOSA             Assistant Secretary
                                  Vice President
FRED B. RENWICK                                              CAROLINE PEARSON
Director                          JOAN R. GREGORY            Assistant Secretary
                                  Vice President
JOHN B. TINGLEFF                                             ELIZABETH C. WERTH
Director                          TARA C. KENNEY             Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                             BRENDA LYONS
Director                          THOMAS W. LITTAUER         Assistant Treasurer
                                  Vice President


--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109
--------------------------------------------------------------------------------
SHAREHOLDER                    KEMPER SERVICE COMPANY
SERVICE AGENT                  P.O. Box 419557
                               Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN                      BROWN BROTHERS HARRIMAN & CO.
                               40 Water Street
                               Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               200 Clarendon Street
                               Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

KEMPER FUNDS LOGO
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
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unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KIGIF - 2 (12/98) 1061720